Alan B. Miller, Esq. (AM 2817)                                     EXHIBIT 99.2
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                                     :
                                                     :
         In re                                       :    Chapter 11 Case
                                                     :
MAIDENFORM WORLDWIDE, INC., ET AL.,                  :    No. 97 B 44869 (CB)
                                                     :
                  Debtors.                           :    (Jointly Administered)
                                                     :


                   DEBTORS' FEBRUARY 1999 FINANCIAL REPORTING
                   PACKAGE PURSUANT TO UNITED STATES TRUSTEE'S
                 OPERATING GUIDELINES AND REPORTING REQUIRMENTS

Alan B. Miller, Esq. (AM 2817)
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                                    :
                                                    :
         In re                                      :    Chapter 11 Case
                                                    :
MAIDENFORM WORLDWIDE, INC., ET AL.,                 :    No. 97 B 44869 (CB)
                                                    :
                  Debtors.                          :    (Jointly Administered)
                                                    :


                VERIFICATION OF DEBTORS' FEBRUARY 1999 FINANCIAL
                   REPORTING PACKAGE PURSUANT TO UNITED STATES
            TRUSTEE'S OPERATING GUIDELINES AND REPORTING REQUIRMENTS


         The undersigned, having reviewed the attached report and assisted in its preparation and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.




DATE:  APRIL 9, 1999                          BY:  /s/ FRANK STULL
       -----------------------------             -----------------------------
                                                   Mr. Frank Stull
                                                   Chief Financial Officer

                                  CONFIDENTIAL





                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES






                    FEBRUARY 1999 FINANCIAL REPORTING PACKAGE

                      February Financial Reporting Package


                                    Contents


SCHEDULE                                               PAGE
--------                                               ----
February 1998 Month and Y-T-D

         - Income Statement                             1-2

         - Balance Sheet                                 3

         - Cash Flow Statement                           4


                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      FEBRUARY 1999 MONTH INCOME STATEMENT
                                 (in thousands)


                                  ACTUAL
                                --------
Net sales
   Wholesale                    $ 11,661
   Retail                          2,921
                                --------
   Total                          14,582

Cost of sales                      9,245
                                --------

Gross profit                       5,337
   %                                36.6%

Operating expenses

   Advertising                       924
   Coop  - advertising               479
                                --------
   Subtotal                        1,403
   Design                            336
   General and administrative      1,250
   Selling                         1,023
   Selling - Retail                1,531
   Distribution                      872
                                --------
   Total                           6,415
                                --------

Income (Loss) before
   interest and taxes (EBIT)      (1,078)

Interest expense                     423
Reorganization cost                  150
                                --------
Pretax loss                       (1,651)

Taxes                                 55

                                --------
Net loss                        $ (1,706)
                                --------
                                --------

EBIT                            $ (1,078)

Depreciation                         366
                                --------

EBITDAR                         $   (712)
                                --------
                                --------


                                      (1)

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                       FEBRUARY 1999 YTD INCOME STATEMENT
                                 (in thousands)


                                  ACTUAL
                                --------
Net sales
   Wholesale                    $ 20,650
   Retail                          5,169
                                --------
   Total                          25,819

Cost of sales                     17,230
                                --------

Gross profit                       8,589
   %                                33.3%

Operating expenses

   Advertising                     1,516
   Coop  - advertising               759
                                --------
   Subtotal                        2,275
   Design                            668
   General and administrative      2,573
   Selling                         2,178
   Selling - Retail                2,953
   Distribution                    1,764
                                --------
   Total                          12,411
                                --------

Income (Loss) before
   interest and taxes (EBIT)      (3,822)

Interest Expense                     827
Reorganization cost                  300
                                --------
Pretax loss                       (4,949)

Taxes                                110

Net loss                        $ (5,059)
                                --------

EBIT                            $ (3,822)

Depreciation                         732
                                --------

EBITDAR                         $ (3,090)
                                --------
                                --------


                                      (2)

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    BALANCE SHEETS FOR THE PERIODS INDICATED
                                 (in thousands)


                                                                   AS OF
                                                             FEBRUARY 23, 1998
                                                             -----------------

                                                                   ACTUAL
                                                                -----------
ASSETS
Current Assets
   Cash and cash equivalents                                    $   3,250
   Accounts receivable, netl                                       21,628
   Inventories, net                                                61,406
   Other current assets                                             2,209
   Insurance receivable                                             2,980
                                                                ---------
         Total current assets                                      91,473
Property, plant & equipment, net                                   33,633
Other assets                                                        6,167
                                                                ---------
   TOTAL ASSETS                                                 $ 131,273
                                                                ---------
                                                                ---------

LIABILITIES
Current Liabilities
   Liabilities not subject to compromise
   Current Liabilities:
         Accounts payable                                       $  10,883
         Accrued expenses                                          11,908
         Cash collateral loan                                      29,637
         Revolver                                                  17,737
                                                                ---------
             Total current liabilities                             70,165
   Liabilities subject to compromise                              215,613
   Other liabilities                                                  583
                                                                ---------
   TOTAL LIABILITIES                                              286,361
                                                                ---------

EQUITY
Stock                                                                   5
Paid in capital                                                    40,899
Accumulated deficit                                              (190,856)
Other                                                                 570
Minimum Pension Liability                                            (647)
Year to date loss                                                  (5,059)
                                                                ---------
   TOTAL DEFICIT                                                 (155,088)
                                                                ---------

                                                                ---------
       TOTAL LIABILITIES AND DEFICIT                            $ 131,273
                                                                ---------
                                                                ---------


                                      (3)

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    FEBRUARY 1999 YTD STATEMENT OF CASH FLOWS
                                 (in thousands)


                                                                            ACTUAL
                                                                          ----------
OPERATING ACTIVITES
Net loss                                                                  $(5,059)
Adjustments to reconcile net loss to net cash
   used in operating activities:
      Depreciation and amortization                                           732
      Changes in operating assets and liabilities:
         Decrease in accounts receivable                                    1,496
         Increase in inventories                                           (2,182)
         Increase in prepaid expenses and other assets                       (300)
         Decrease in accounts payable, accrued expenses,
            taxes and sundry liabilities                                      (87)
                                                                          -------
Net used in operating activities                                           (5,400)
                                                                          -------


INVESTING ACTIVITIES

Additions to property, plant and equipment (Net)                           (1,578)
                                                                          -------

Net cash used in investing activities                                      (1,578)
                                                                          -------


FINANCING ACTIVITIES

Net borrowings under revolving credit loan                                  5,763
                                                                          -------

Net cash used in financing activities                                       5,763
                                                                          -------


Decrease in cash                                                          $(1,215)

Cash at beginning of period                                                 4,465
                                                                          -------

Cash at end of period                                                     $ 3,250
                                                                          -------
                                                                          -------


                                      (4)